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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  JUNE 1, 2001
                Date of Report (Date of earliest event reported)

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

             (Exact name of registrant as specified in its charter)



       BERMUDA                          1-8993                   94-2708455
(State or other jurisdiction of      (Commission              (I.R.S. Employer
 incorporation or organization)      file number)            Identification No.)


               80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755
                    (Address of principal executive offices)

                                 (603) 640-2202
              (Registrant's telephone number, including area code)


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EXPLANATORY NOTE

White Mountains Insurance Group, Ltd. ("White Mountains" or the "Registrant") is filing this Form 8-K/A to amend its Form 8-K/A filed March 27, 2003 that presented financial information relating to CGU Corporation and its subsidiaries ("CGU"). This amendment has no impact on White Mountains' financial statements or its fully converted tangible book value per share in any period.

In particular, this Form 8-K/A reflects the following changes from the earlier filing. Exhibit 99(x) presents an expanded Management's Discussion and Analysis of Financial Condition for CGU for the five months ended May 31, 2001 compared to the six months ended June 30, 2000. Exhibit 99(y) corrects a typographical error in the deferred credit calculation in note (G). There are no changes to Exhibits 99(w) or 99(z) from the previous filing.

In addition, a reconciliation of CGU's net loss from continuing operations reflected in the pro forma financial statements contained in White Mountains' Form 8-K/A filed July 15, 2002 to CGU's net income from continuing operations reflected in this Form 8-K/A is as follows:


(dollars in millions)

Net loss from continuing operations for the period from January 1, 2001
 through June 1, 2001 as disclosed in Form 8-K/A filed July 15, 2002                            $(236.5)

Amounts ceded under the NICO Cover and the GRC Cover                                             306.9 (1)

Obligations relating to NYAIP assigned risk exposures                                             (71.5)(2)

Allowance for doubtful accounts                                                                   (27.3)(2)

Premium deficiency reserves on National Accounts and National Programs business                   (11.7)(2)

Adjustments to remove double counting of purchase accounting adjustments and realized losses       95.7 (3)

                                                                                                -------
Net income from continuing operations for the five months ended May 31, 2001
 as disclosed in this Form 8-K/A                                                                $  55.6
                                                                                                ========

(1) Earned insurance premiums and loss and loss adjustment expenses included in the CGU actual column in the pro forma table included in the Form 8-K/A filed on July 15, 2002 reflected the purchases of the NICO Cover and the GRC Cover on June 1, 2001, and, as described in Notes H and I to that filing, also included pro forma adjustments to remove the effect of these non-recurring transactions. In the pro forma table included in Exhibit 99(y) of this Form 8-K/A, the CGU actual column is based on CGU's financial statements for the five-month period ended May 31, 2001 (a date prior to the purchases of the NICO Cover and the GRC Cover) included in Exhibit 99(x) of this Form 8-K/A. These financial statements disclose the June 1, 2001 purchases of the NICO Cover and the GRC Cover as subsequent events, and no adjustments are necessary to remove the effect of these non-recurring transactions in determining pro forma amounts. As described above, since the NICO Cover and GRC Cover have been presented differently in this Form 8-K/A than in the Form 8-K/A filed on July 15, 2002, the reconciliation above includes an adjustment of $306.9 million to remove the effect of amounts ceded under these covers which had been previously included in the CGU actual column in arriving at net loss from continuing operations of $236.5 million in the Form 8-K/A filed on July 15, 2002. The adjustment of $306.9 million is derived from the reduction of earned insurance premiums by $1,510.1 million and the reduction of loss and loss adjustment expenses by $1,037.9 million, tax effected at a U.S. statutory tax rate of 35%.

(2) The CGU historical and pro forma income statements now reflect certain amounts in CGU's historical, pre-acquisition financial statements that had previously been recorded as purchase accounting adjustments at the time of the acquisition by White Mountains. These adjustments were: (i) $110.4 million to establish a liability relating to obligations associated with assigned risk exposures in New York (the New York Automobile Insurance Plan "NYAIP") ($71.5 million after-tax); (ii) $42.0 million in allowances for doubtful accounts on insurance balances receivable ($27.3 million after-tax); and (iii) $18.0 million of liabilities relating to premium deficiency reserves associated with CGU's National Accounts and National Programs business ($11.7 million after-tax).

(3) The Form 8-K/A filed on July 15, 2002 erroneously included certain purchase accounting adjustments in the CGU column in its Exhibit 99(y). Specifically, a $57.6 million purchase accounting adjustment to reduce the carrying value of noncurrent, non-financial assets relating to goodwill, intangible assets and certain receivables which were to be collected more than one year after the acquisition had been recorded in the historical CGU column for the period from January 1, 2001 through June 1, 2001 of the pro forma income statement included in its Exhibit 99(y). Additionally, $39.6 million of realized losses relating to non-insurance subsidiaries had been incorrectly recorded in CGU's pre-acquisition income statement included in its Exhibit 99(y), which had the result of understating net realized gains on investment securities. The CGU historical and pro forma income statements included Exhibits 99(x) and 99(y) in this Form 8-K/A reverse the purchase accounting adjustments and the realized losses that had been incorrectly recorded in order to properly reflect CGU's historical financial statements as of and for the five months ended May 31, 2001.

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ITEM 2. ACQUISITION OF ASSETS

The Registrant announced on June 1, 2001 that it completed its acquisition of the U.S. property and casualty operations ("CGU") of London-based CGNU plc.

The Stock Purchase Agreement and the press release dated September 25, 2000 were previously filed as Exhibits 99 (a) and 99 (b), respectively, to the Form 8-K dated September 25, 2000. Amendment No.1 to the Stock Purchase Agreement, the Registrant's press release dated October 19, 2000, the Convertible Preferred Stock Term Sheet, the Berkshire Hathaway Preferred Stock and Warrants Term Sheet, the Senior Secured Credit Facilities Commitment and the Amendment to the Senior Secured Credit Facilities Commitment were previously filed as Exhibits 99(c), 99(d), 99(e), 99(f), 99(g) and 99(h), respectively, to the Form 8-K dated October 19, 2000. Amendment No. 2 to the Stock Purchase Agreement, the summary of the terms and conditions of the modified Lehman financing commitment and the Registrant's press release dated February 20, 2001 were previously filed as Exhibits 99(i), 99(j) and 99(k), respectively, to the Form 8-K dated February 20, 2001. The reinsurance contracts with National Indemnity Company and General Re Corporation (and related agreements) and the Registrant's press release dated June 1, 2001 were previously filed as Exhibits 99(m), 99(n), 99(o), 99(p), 99(q) and 99(r), respectively, to the Form 8-K dated June 1, 2001. The Registrant's Warrant Agreement and Subscription Agreement with Berkshire Hathaway Inc., each dated May 30, 2001, as well as the Registrant's Subordinated Note Due 2002 and Note Purchase Option Agreement with CGU International Holdings Luxembourg S.A. and CGU Holdings LLC, each dated as of June 1, 2001, were previously filed as Exhibits 99(s), 99(t), 99(u) and 99(v), respectively, to the Form 8-K dated June 8, 2001. Exhibit 99(1) has been intentionally omitted.

Included as Exhibits 99(w), 99(x), 99(y) and 99(z) to this Current Report on Form 8-K are the audited consolidated financial statements of CGU Corporation for the years ended December 31, 2000, 1999 and 1998, the unaudited consolidated financial statements of CGU Corporation for the five months ended May 31, 2001 and the six months ended June 30, 2000, the unaudited pro forma condensed combined income statements of the Registrant for the six months ended June 30, 2001 and for the year ended December 31, 2000, and Management's Discussion and Analysis to the audited consolidated financial statements of CGU Corporation for the years ended December 31, 2000, 1999 and 1998, respectively, which are incorporated by reference herein in their entirety.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

The audited consolidated financial statements CGU Corporation for the years ended December 31, 2000, 1999 and 1998 are enclosed as Exhibit 99(w).

The unaudited consolidated financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations of CGU Corporation for the five months ended May 31, 2001 compared to the six months ended June 30, 2000 are enclosed herein as Exhibit 99(x).

The Management's Discussion and Analysis of Financial Condition and Results of Operations of CGU Corporation for the years ended December 31, 2000, 1999 and 1998 are enclosed as Exhibit 99(z).

(b) PRO FORMA FINANCIAL INFORMATION.

The unaudited pro forma condensed combined income statements of the Registrant for the six months ended June 30, 2001 and for the year ended December 31, 2000 are enclosed herein as Exhibit 99(y).

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(c) EXHIBITS. The following exhibits are filed herewith:




                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION

99 (w) The audited consolidated financial statements of CGU Corporation for the years ended December 31, 2000, 1999 and 1998.

99 (x) The unaudited consolidated financial statements of CGU Corporation for the five months ended May 31, 2001 and the six months ended June 30, 2000 and Management's Discussion and Analysis of Financial Condition and Results of Operations of CGU Corporation for such periods.

99 (y) The unaudited pro forma condensed combined income statements of the Registrant for the six months ended June 30, 2001 and for the year ended December 31, 2000.

99 (z) Management's Discussion and Analysis of Financial Condition and Results of Operations of CGU Corporation for the years ended December 31, 2000, 1999 and 1998.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.




DATED: MAY 12, 2003                    BY: /S/ J. BRIAN PALMER
                                           ------------------------------------
                                           J. BRIAN PALMER
                                           CHIEF ACCOUNTING OFFICER